UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 6, 2017

RANGEFORD RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54306	77-116182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

566 Silicon Drive, Suite 103, Southlake, Texas	76092
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(800) 699-9064

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                  Change in Registrant’s Certifying Accountant

Engagement of Registrant’s Certifying Accountant

On March 1, 2017, LBB & Associates, Ltd., LLP (“LBB”) was engaged as Rangeford Resources, Inc.’s (the “Company”) independent registered public accounting firm.  The Company is preparing to complete is annual audit for fiscal year 2016 and elected to change from auditing firm, Malone Bailey, LLC

There are no disagreements between the Company and Malone Bailey, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Malone Bailey LLC would have caused Malone Bailey LLC to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2016	Rangeford Resources, Inc.
By: /s/ Thomas E. Lindholm
Thomas E. Lindholm, Chief Executive Officer and Director